Exhibit 10.1

THIRD AMENDMENT TO SECOND AMENDED

AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Third Amendment”), dated as of November 30, 2015, amends that certain Second Amended and Restated Credit Agreement, dated as of June 12, 2013, as amended by a First Amendment thereto dated December 20, 2013, a Consent to Reporting Extension dated July 23, 2015, a Second Amendment thereto dated as of August 21, 2015, a Waiver to Credit Agreement dated as of September 29, 2015, and a Consent to Additional Reporting Extension dated October 23, 2015 (collectively, the “Credit Agreement”), by and among ADS MEXICANA, S.A. DE C.V., a corporation organized under the laws of the United Mexican States (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement), the LENDERS (as defined in the Credit Agreement) PARTY THERETO, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower has requested a modification to the Credit Agreement to permit a Subsidiary of the Borrower to merge into the Borrower, with the Borrower being the surviving corporation, and the Lenders have agreed to such modification, subject to the terms and conditions herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) The following new definitions are hereby inserted in Section 1.1 [Certain Definitions] of the Credit Agreement in alphabetical order:

“Third Amendment shall mean the Third Amendment to Second Amended and Restated Credit Agreement, dated as of November 30, 2015.”

“Third Amendment Effective Date shall mean the date upon which the Third Amendment became effective pursuant to its terms.”

(b) Section 8.2.6.3 of the Credit Agreement is hereby amended and restated as follows:

“8.2.6.3 ADS Corporativo may merge into its parent or the Borrower, and Grupo Industrial Deplayusa S.A. de C.V may merge into the Borrower;”

3. Conditions Precedent. The Borrower, the Guarantors and the Lenders acknowledge that this Third Amendment shall not be effective until the date each of the following conditions precedent has been satisfied (such date is referred to herein as the “Third Amendment Effective Date”):

(a) The Borrower, the Guarantors, the Required Lenders, and the Administrative Agent shall have executed, and delivered to the Administrative Agent, this Third Amendment;

(b) The Borrower and each Guarantor, by its execution and delivery of this Third Amendment, shall have and be deemed to have certified to the Administrative Agent and the Lenders that the certificates dated the Closing Date and signed by the Secretary or an Assistant Secretary of the Borrower or such Guarantor, as applicable, on behalf of itself and the Guarantors, remain true, correct and complete on and as of the Third Amendment Effective Date; other than, with respect to the Secretary’s Certificate for ADS, such Secretary’s Certificate is hereby incorporated into this Amendment by this reference and revised by amending Mark B. Sturgeon’s officer title in each instance from “Secretary, Executive Vice President, Treasurer and Chief Financial officer” to “Executive Vice President”.

(c) Since March 31, 2015, no Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

(d) The Borrower and the Guarantors shall have obtained all approvals and consents necessary to consummate the transactions contemplated by this Third Amendment;

(e) All legal details and proceedings to be consummated and/or otherwise completed as of the Third Amendment Effective Date in connection with the transactions contemplated by this Third Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent.

4. Incorporation into Credit Agreement. This Third Amendment shall be incorporated into the Credit Agreement by this reference.

5. Full Force and Effect. Except as expressly modified by this Third Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower’s indebtedness to the Lenders and all Guaranty Agreements executed and delivered by the Guarantors.

6. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Third Amendment and all other documents or instruments to be delivered in connection herewith.

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7. Counterparts. This Third Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

8. Entire Agreement. This Third Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Third Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

9. Governing Law. This Third Amendment shall be deemed to be a contract under the laws of the State of Ohio, U.S.A. and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio, U.S.A. without regard to its conflict of laws principles.

[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE – THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year first above written.

BORROWER:

ADS MEXICANA, S.A. DE C.V.

By:	/s/ Gerardo H. Maldonado G.
Name:	Gerardo H. Maldonado G.
Title:	Financial and Administrative Director

GUARANTORS:

ADVANCED DRAINAGE SYSTEMS, INC.

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Executive Vice President

STORMTECH LLC

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Treasurer

HANCOR HOLDING CORPORATION

By:	/s/ Mark B. Sturgeon
Name:	Mark B. Sturgeon
Title:	Treasurer

[SIGNATURE PAGE – THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By:	/s/ George M. Gevas
Name:	George M. Gevas
Title:	Senior Vice President

[SIGNATURE PAGE – THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Carl S. Tabacjar, Jr.
Name:	Carl S. Tabacjar, Jr.
Title:	Vice President

[SIGNATURE PAGE – THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FIFTH THIRD BANK, individually and as Co-Syndication Agent

By:	/s/ Williams J. Whitley
Name:	William J. Whitley
Title:	Senior Vice President